Exhibit 4.0

(FORM OF STOCK CERTIFICATE – FRONT SIDE)

Number

AB

COMMON STOCK

COMMON STOCK
See reverse for certain definitions
CUSIP 037675 10 5

APPALACHIAN BANCSHARES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

        THIS CERTIFIES THAT ________________________ is the owner of___________ fully paid and nonassessable Common Shares, $.01 par value, of Appalachian Bancshares, Inc., (hereinafter called the “Corporation”); transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS, the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

___________________________________________________ (SEAL) Corporate Secretary	___________________________________________________ Chairman Of The Board

(FORM OF STOCK CERTIFICATE – BACK SIDE)

Appalachian Bancshares, Inc.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT	- Custodian
TEN ENT	-as tenants by the entireties	(Cust) (Minor)
JT TEN	-as joint tenants with right of	Under Uniform Gifts to
	survivorship and not as tenants	Minors Act State)
in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________	______________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By ___________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.